EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Black Gaming, LLC, a Nevada limited-liability company (the “Company”) for the three months ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Robert R. Black, Sr., as President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert R. Black, Sr.	November 7, 2008
Robert R. Black, Sr.,
President and Chief Executive Officer
(Principal Executive Officer)
The foregoing certifications are being furnished solely pursuant to 18 U.S.C. § 1350 and are not being filed as part of the Report or as a separate disclosure document.